Exhibit 99.1 CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1)	The accompanying Quarterly Report on Form 10-Q for the period ended December 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 14, 2003	/s/ William P. Murnane ————————— President and Chief Executive Officer

Date: February 14, 2003	/s/ Thomas Paulson ————————— Chief Financial Officer

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